April 9, 2010 FDIC Assisted Transaction of: Beach First National Bank Myrtle Beach, SC Exhibit 99.2

BANK of NORTH CAROLINA
The place to be...
for all the right reasons.

Forward-Looking Statements
This presentation contains forward-looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina.  These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this presentation was prepared.  Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged;
(v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp; (vi) adverse changes may occur in the securities markets; (vii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp; (viii) costs or difficulties related to the integration of Beach First National Bank (“Beach First”) may be greater than expected; (ix) expected cost savings associated with our acquisition of Beach First may not be fully realized or realized within the expected time frame; and (x) deposit attrition, customer loss or revenue loss following our acquisition of Beach First may be greater than expected.  Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC
Bancorp’s filings with the Securities and Exchange Commission (the “SEC”), Annual Report on Form 10-K, its
Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.  Please refer to the Securities and Exchange
Commission’s website at www.sec.gov
where you can review those documents.  BNC Bancorp does not undertake a duty to update any forward-looking statements made during this presentation.

Transaction Overview
Structure:
Bank of North Carolina has purchased substantially all assets and assumed substantially all liabilities of Beach First National Bank from the FDIC
•
Bank of North Carolina has not purchased or assumed any holding company assets or liabilities
Assets:
Purchased approximately $620 million in total assets, including $490 million in loans
•
All loans and other real estate owned are covered by the FDIC loss sharing agreement
•
No First Loss Tranche
•
FDIC assumes 80% of losses on all of the assets purchased
Liabilities:
Assumed approximately $505 million in customer deposits
•
No deposit premium paid
Additional Information:
•
Bank of North Carolina conducted a week of onsite due diligence, including loan portfolio review
•
Transaction closed on April 9, 2010
•
Bank of North Carolina will operate in South Carolina under the name “BNC Bank”
•
Currently no Saturday banking hours; combined operations commence on April 12, 2010

Transaction Rationale
Consistent with Bank of North Carolina’s operating strategy and long-term goals
•
Augmented footprint in the Carolinas further enhances a strong core deposit franchise
•
Establishes a quality, healthy bank in a struggling market which demands one, where there are abundant opportunities to increase market share
•
Bank of North Carolina has demonstrated its ability to successfully enter new markets
Opportunity to expand and diversify retail deposit franchise
•
7 branches, approximately $505 million in customer deposits
Opportunity to build upon Bank of North Carolina’s operating history
•
Leading deposit market share in core city markets
•
Meaningful net interest margin expansion
•
Historically attractive level of fee revenue
Attractive financial metrics
•
Immediately accretive to earnings per share and tangible book value per share

Transaction Rationale (Continued)
Attractive financial metrics (Continued)
•
Strong pro forma capital levels; no capital raise necessary to complete transaction
•
Credit risk mitigated through loss-sharing agreement
Initial expansion into South Carolina
•
Attractive coastal corridor with relatively few remaining healthy competitors
•
Ongoing disruption in South Carolina will continue to present growth opportunities

Transaction Execution Team
Bank of North Carolina – Executive Management Team
•
W. Swope Montgomery, Jr. – Chief Executive Officer
•
Richard D. Callicutt II – President & Chief Operating Officer
•
David B. Spencer – Executive Vice President and Chief Financial Officer
Third-Party Advisors
Investment Banker – Banks Street Partners, LLC
Legal Counsel – Womble Carlyle Sandridge & Rice, PLLC
Integration Advisor – DD&F Consulting Group

Overview of Beach First National Bank
• Founded in 1996
• The parent holding company, Beach First National Bancshares, Inc., was previously traded on the NASDAQ under the symbol “BFNB”
• Beach First National Bank serves the Grand Strand and Hilton Head Island markets with seven banking offices
• Branch locations include 3 in Myrtle Beach, 1 in North Myrtle Beach, 2 in Hilton Head, and 1 in
Pawleys Island
•
Voted “Best Community Bank” in Myrtle Beach 2 of the last 3 years by the Myrtle
Beach Herald
•
Strong deposit market and retail following
•
Top market share in Myrtle Beach, according to June 2009 FDIC Deposit Survey
•
Overall 19th deposit market share in the state of South Carolina
•
Attractive deposit mix
•
Minimal brokered deposits (approximately 5% of total deposits)
• Favorable long-term demographics
•
6% projected population growth in attractive coastal markets (SNL Financial)

BANK of NORTH CAROLINA
The place to be...
for all the right reasons.

Preparation Timeline for FDIC Deals

August 2009
Banks Street Partners
discusses assisted
transaction opportunities
with management team
September 2009
BSP models specific
transaction and presents to
BNC Bancorp Board of
Directors ; BSP engaged as
financial advisor
October 2009
Company engages Womble
Carlyle as special legal counsel;
face-to-face discussions held
with state and federal regulators
February 2010
Bank of North Carolina’s
regulatory exam  is completed
March 2010
Management and BSP evaluate Beach First
National Bank assisted transaction and
decide to pursue first bid; DD&F
Consulting engaged as integration advisor
March 2010
Team of 12 employees conduct
week-long onsite due
diligence at Beach First
National Bank headquarters
March 2010 - April 2010
Management evaluates pro forma
balance sheet and arrives at final bid
April 2010
OCC closes Beach First
National Bank; FDIC
appointed receiver, and Bank
of North Carolina awarded
franchise per terms of
executed purchase and
assumption agreement
October 2009 - January 2010
Company explores offensive
capital opportunities

BANK of NORTH CAROLINA

Winston-Salem
Greensboro
NORTH
CAROLINA
Charlotte
NORTH CAROLINA
Shallotte
Holden Beach
Long Beach
Ocean Isle Beach
North Myrtle Beach
Little River
Longs
Loris
Aynor
Centenary
Pamplico
Britons Neck
Conway
Atlantic Beach
Myrtle Beach
Socastee
Surfside Beach
Garden City Beach
Murrells Inlet
Georgetown
Sardis
Coward
Mayesville
Sumter
Olanta
Scranton
Millwood Gardens
Turbeville
Lake City
Johnsonville
Sardinia
Cades
Hemingway
Indiantown
Alcolu
Manning
Kingstree
Nesmith
SOUTH
CAROLINA
Summerton
Greeleyville
Plantersville
Lane
Trio
Andrews
Santee
Eutawville
St. Stephen
Holly Hill
Cross
Harleyville
Moncks Corner
Cordesville
McClellanville
Ridgeville
Summerville
Goose Creek
Hanahan
Wando
North Charleston
St. Andrews
Mount Pleasant
Charleston
Hollywood
Meggett
James Island
Folly Beach
Wadmalaw Island
Edisto Island
Sheldon
Ridgeland
Tillman
Laurel Bay
Burton
Beaufort
Port Royal
Hardeeville
Bloomingdale
Savannah
Hilton Head Island
Tybee Island

Combined Franchise – High Growth Markets 9 Bank of North Carolina Offices BNC Bank Offices

BANK of NORTH CAROLINA
The place to be... for all the right reasons.

Deposit Market Share by City, as of June 30, 2009 FDIC Deposit Survey

Beach First National Bank				
City	**# of Branches**	**Total Deposits ($000)**	**Deposit Market Share (%)**	**Market Share Rank**
Myrtle Beach, SC	3	350,546	13.8%	1
Hilton Head Island, SC	2	96,472	5.9%	4
North Myrtle Beach, SC	1	86,008	10.9%	4
Pawleys Island, SC	1	43,662	8.6%	4
Total	**7**	**$576,688**		
	Average City Market Share:		**9.80%**

Beach First – Deposit Market Share 10

BANK of NORTH CAROLINA
The place to be...
for all the right reasons.

Deposit Mix – Stand Alone and Pro Forma

Source: FDIC Call Reports
Transaction
10%
Money Market
31%
Savings
1%
Retail CDs
18%
Jumbo CDs
40%
Combined Franchise
Transaction
9%
Money Market
38%
Savings
1%
Retail CDs
11%
Jumbo CDs
41%
Bank of North Carolina

BANK of NORTH CAROLINA
The place to be...
for all the right reasons.

Loan Portfolio – Stand Alone and Pro Forma

Source: FDIC Call Reports
ADC
22%
Residential
Mortgage
24%
Multifamily
3%
Commercial RE
39%
C&I
10%
Consumer
1%
Leases
1%
Bank of North Carolina
ADC
22%
Residential
Mortgage
26%
Multifamily
3%
Commercial RE
37%
C&I
10%
Consumer
1%
Leases
1%
Combined Franchise

Direct and Straightforward Transition Plan
Unified Message
•
Senior management has communicated with all Beach First management and branch managers
•
Additional meetings with Beach First employees for introduction to the company and an overview of our transition plans
•
Multiple qualified candidates identified and being interviewed to run the South Carolina franchise
Over 50 Bank of North Carolina bankers currently working in Beach First’s locations
•
Positioned in each branch to greet customers, provide support and ensure a smooth transition
•
Bank of North Carolina employees in each location to facilitate a seamless transition.  Ongoing support from the NC franchise to ensure the complete success of the conversion.
Transition
•
Bank of North Carolina integration team, including Senior Management, has been identified and is organized to ensure a seamless transition
•
Bank of North Carolina has begun oversight of all customer service, IT systems, risk management and financial control functions

Transaction Progresses Bank Towards
Achieving Goals and Priorities Established
Earn our way through the credit cycle
•
Immediately accretive to earnings per share and tangible book value per share
•
Opportunity to enhance core earnings
•
Improves funding mix
Protect our balance sheet
•
Loss-share agreement protects Bank of North Carolina on acquired loans and securities
•
Strong pro forma capital levels at both the bank and holding company
•
Enhanced balance sheet liquidity
Prepare for the future
•
Expands Bank of North Carolina’s presence into South Carolina
•
Presents opportunity to grow core deposit franchise
•
Future opportunities due to continued market disruption

BANK of NORTH CAROLINA
The place to be…
for all the right reasons.

Investor Contacts
W. Swope Montgomery, Jr.
Chief Executive Officer
smontgomery@bankofnc.com
(336) 207– 0397
Richard D. Callicutt II
President and Chief Operating Officer
rcallicutt@bankofnc.com
(336) 442 - 0873
David B. Spencer
Executive Vice President and Chief Financial Officer
dspencer@bankofnc.com
(336) 215 - 5127